Dear Shareholder:

This Victory Portfolios Prospectus for the International Fund is being revised to reflect a change in the cost of investing in the Class Y shares of the International Fund as described in the expense example table appearing under the heading “Fund Fees and Expenses.”

The Victory Portfolios

International Fund

Supplement dated June 19, 2013

to the Prospectus dated March 1, 2013

1.                      The following information replaces the appropriate section in the expense example table appearing under the heading “Fund Fees and Expenses” on page 2 of the Prospectus.

	1 Year	3 Years	5 Years	10 Years
Class Y	$122	$381	$773	$2,163

Please insert this supplement in the front of your Prospectus.  If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

Dear Shareholder:

Gregory H. Ekizian has been appointed effective June 1, 2103 as Co-Portfolio Manager of the Special Value Fund (the “Fund”) along with Leslie Z. Globits, Lead Portfolio Manager, and Kirk A. Schmitt, Co-Portfolio Manager.  This supplement amends the Prospectus of the Fund in order to reflect this change.  Leslie Z. Globits, the Chief Investment Officer of Mid Cap Equity Investments, continues as the Lead Portfolio Manager of the Fund.

The Victory Portfolios

Equity Funds

Special Value Fund

Supplement dated June 19, 2013

To the Prospectus dated March 1, 2013

1.              The following information replaces the appropriate section in the “Fund Fees and Expenses” table appearing on page 19 of the Prospectus.

	1 Year	3 Years	5 Years	10 Years
Class Y	$105	$328	$638	$1,703

2.              The following is added as the last sentence to the section “Management of the Fund” on page 22 of the Prospectus:

“Gregory H. Ekizian is a Portfolio Manager of the Adviser and has been Co-Portfolio Manager of the Fund since 2013.”

3.              The first sentence of the section “Organization and Management of the Funds — Portfolio Management” pertaining to the Special Value Fund on page 51 of the Prospectus is replaced with:

“Leslie Z. Globits is the Lead Portfolio Manager and Kirk A. Schmitt, and Gregory H. Ekizian are Co-Portfolio Managers of the Special Value Fund.”

4.              The following is added as the last sentence to the section “Organization and Management of the Funds — Portfolio Management” pertaining to the Special Value Fund on page 51:

“Mr. Ekizian is a Portfolio Manager of the Adviser, and has been with the Adviser since 2012.  Mr. Ekizian is a CFA charterholder.”

Please insert this supplement in the front of your Prospectus.  If you have questions about the Victory Funds, please call 800-539-3863.

Supplement dated June 19, 2013 to

Statement of Additional Information

dated March 1, 2013

1.              The relevant sections of the chart on pages 70-72 are replaced with the following effective June 1, 2013:

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets) * as of May 31, 2013	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of May 31, 2013
Dividend Growth Fund (Gregory H. Ekizian)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	2 ($250.4 million)	None
Other Accounts	7 ($5.7 million)	None
Special Value Fund (Gregory H. Ekizian, Leslie Z. Globits and Kirk A. Schmitt)
Other Investment Companies	None	None
Other Pooled Investment Vehicles	2 ($8.4 million)	None
Other Accounts	13 ($5.9 million)	None

* Rounded to the nearest tenth of a billion, or million, as relevant.

2.              The following sections on Fund Ownership and Compensation of portfolio managers on pages 72-73 are added with the following effective June 1, 2013:

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of May 31, 2013
Mr. Ekizian	Dividend Growth Fund	$50,0001 to $100,000
	Special Value Fund	None